UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

(323) 937-1060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement

At the 2005 Annual Meeting of Shareholders of Mercury General Corporation (the “Company”) held on May 11, 2005, the shareholders of the Company approved the Mercury General Corporation 2005 Equity Incentive Award Plan (the “2005 Equity Incentive Plan”). A description of the material terms of the 2005 Equity Incentive Plan was included in, and a copy of the 2005 Equity Incentive Plan was attached to, the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2005. The 2005 Equity Incentive Plan is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The form of Incentive Stock Option Agreement for grants of incentive stock options under the 2005 Equity Incentive Plan is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Mercury General Corporation 2005 Equity Incentive Award Plan (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-12257) filed with the Securities and Exchange Commission on April 5, 2005).

99.2	Incentive Stock Option Agreement under the Mercury General Corporation 2005 Equity Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005	MERCURY GENERAL CORPORATION

	By:	/s/ THEODORE STALICK
	Name:	Theodore Stalick
	Its:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Mercury General Corporation 2005 Equity Incentive Award Plan (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-12257) filed with the Securities and Exchange Commission on April 5, 2005).

99.2	Incentive Stock Option Agreement under the Mercury General Corporation 2005 Equity Incentive Award Plan.